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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-8

                            REGISTRATION STATEMENT
                                  UNDER THE
                            SECURITIES ACT OF 1933

                               MCN CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


                   Michigan                                     38-2820658
        (State or Other Jurisdiction of                      (I.R.S. Employer
        Incorporation or Organization)                    Identification Number)

    500 Griswold Street, Detroit, Michigan                         48226
   (Address of Principal Executive Offices)                      (Zip Code)


                 MICHCON INVESTMENT AND STOCK OWNERSHIP PLAN
                           (Full Title of the Plan)

                              Daniel L. Schiffer
                            Senior Vice President,
                        General Counsel and Secretary
                               MCN Corporation
                             500 Griswold Street
                           Detroit, Michigan 48226
                   (Name and Address of Agent for Service)

                                (313) 256-5500
        (Telephone Number, Including Area Code, of Agent For Service)


                       CALCULATION OF REGISTRATION FEE

- ----------------------------------------------------------------------------------------------
   Title of        Amount of                Proposed                Proposed
  Additional       Additional               Maximum                 Maximum
  Securities       Securities               Offering               Aggregate       Amount of
     to be           to be                 Price Per                Offering      Registration
  Registered       Registered              Share (1)                 Price            Fee
- ----------------------------------------------------------------------------------------------
MCN Corporation
 Common Stock,
$.01 par value      600,000                 $23.250               $13,950,000        $4,811
                     Shares


(1) Based on the average of the high and low prices in the daily composite list for transactions on the New York Stock Exchange on March 28, 1996

In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.


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                     REGISTRATION OF ADDITIONAL SECURITIES


     MCN Corporation (the "Registrant") hereby incorporates by reference in this Registration Statement all contents, including those incorporated by reference, of the Registrant's Registration Statement on Form S-8 dated March 25, 1994 (Registration No. 33-52825).

     All documents subsequently filed with the Commission by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated herein by reference and to be a part hereof from the dates of filing of such documents.

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Item 8. Exhibits

Exhibit
Number                 Exhibit
- -------                -------

   5-1  Opinion of Daniel L. Schiffer, General Counsel for the Registrant*

        The Registrant undertakes to submit or has submitted the Plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan under Section 401 of the Internal Revenue Code.

  23-1  Consent of Deloitte & Touche LLP, Detroit, Michigan*

  23-2 Consent of Daniel L. Schiffer, Vice President, General Counsel and Secretary of the Registrant (included in Exhibit 5-1)

  24-1  Powers of Attorney*

  24-2  Board Resolution authorizing issuance of common equity*

- -----------------
*    Indicates documents filed herewith.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on the 1st day of April, 1996.

                                                 MCN CORPORATION
                                            ----------------------------
                                                   (Registrant)

                                            By:  /s/ Patrick Zurlinden
                                            ----------------------------
                                                     Patrick Zurlinden
                                                 Vice President, Controller
                                                and Chief Accounting Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                                                                            TITLE                            DATE
                                                                            -----                            ----

          *                                                       Director, Chairman, President and       April 1, 1996
- ----------------------------------------------------------------  Chief Executive Officer
  Alfred R. Glancy III

          *                                                       Director, Vice Chairman                 April 1, 1996
- ----------------------------------------------------------------  and Chief Financial Officer
 William K. McCrackin

By:   /s/ Patrick Zurlinden                                       Vice President, Controller and          April 1, 1996
- ----------------------------------------------------------------  Chief Accounting Officer
   Patrick Zurlinden

          *                                                       Director                                April 1, 1996
- ----------------------------------------------------------------
   Stephen E. Ewing

          *                                                       Director                                April 1, 1996
- ----------------------------------------------------------------
     Roger Fridholm

          *                                                       Director                                April 1, 1996
- ----------------------------------------------------------------
  Frank M. Hennessey

          *                                                       Director                                April 1, 1996
- ----------------------------------------------------------------
   Thomas H. Jeffs II

          *                                                       Director                                April 1, 1996
- ----------------------------------------------------------------
   Arthur L. Johnson

           *                                                      Director                                April 1, 1996
- ----------------------------------------------------------------
     Dale A. Johnson

           *                                                      Director                                April 1, 1996
- ----------------------------------------------------------------
   Helen O. Petrauskas

           *                                                      Director                                April 1, 1996
- ----------------------------------------------------------------
    Howard F. Sims

*By:  /s/ Patrick Zurlinden
- ----------------------------------------------------------------
      Patrick Zurlinden
      Attorney-in-Fact



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Exhibit
Number                 Exhibit Index Description
- -------                -------------------------

   5-1  Opinion of Daniel L. Schiffer, General Counsel for the Registrant*

  23-1  Consent of Deloitte & Touche LLP, Detroit, Michigan*


  23-2 Consent of Daniel L. Schiffer, Vice President, General Counsel and Secretary of the Registrant (included in Exhibit 5-1)

  24-1  Powers of Attorney*

  24-2  Board Resolution authorizing issuance of common equity*

- -----------------
*    Indicates documents filed herewith.